UACSC 98-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 1/31/99

PRINCIPAL BALANCE RECONCILIATION                                       D O L L A R S
                                                  CLASS A-1      CLASS A-2        CLASS A-3        CLASS A-4        CLASS A-5
                                                -------------    -------------   -------------    -------------   -------------
Original Principal Balance                       58,925,000.00    60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
Beginning Period Principal Balance               40,521,936.97    60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
Principal Collections - Scheduled Payments        3,159,560.76                -               -                -               -
Principal Collections - Payoffs                   2,970,792.46                -               -                -               -
Principal Withdrawal from Payahead                    5,632.46                -               -                -               -
Gross Principal Charge Offs                          89,012.01                -               -                -               -
Repurchases                                          17,491.50                -               -                -               -
                                                --------------    -------------   -------------    -------------   -------------
Ending Balance                                   34,279,447.78    60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
                                                =============    =============   =============    =============   =============


Certificate Factor                                  0.5817471        1.0000000       1.0000000        1.0000000       1.0000000
Pass Through Rate                                      5.3630%          5.6250%         5.7500%           5.810%          5.960%



PRINCIPAL BALANCE RECONCILIATION                                       NUMBERS
                                                   TOTAL CLASS A's
                                                   --------------      ------
Original Principal Balance                          275,913,594.18     19,733
Beginning Period Principal Balance                  257,510,531.15     18,850
Principal Collections - Scheduled Payments            3,159,560.76
Principal Collections - Payoffs                       2,970,792.46        284
Principal Withdrawal from Payahead                        5,632.46
Gross Principal Charge Offs                              89,012.01          8
Repurchases                                              17,491.50          1
                                                    --------------     ------
Ending Balance                                      251,268,041.96     18,557
                                                    ==============     ======


Certificate Factor                                       0.9106766
Pass Through Rate                                           5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                                    6,132,818.77
Interest Wired                                                     2,591,608.35
Withdrawal from Payahead Account                                       6,696.58
Repurchases (Principal and Interest)                                  18,303.99
Charge Off Recoveries                                                  5,053.68
Interest Advances                                                     57,968.60
Certificate Account Interest Earned                                   23,699.64
Spread Account Withdrawal                                                 --
Class A Policy Draw for Class A Principal or Interest                     --

                                                                 --------------
Total Cash Flow                                                    8,836,149.61
                                                                 ==============

TRUSTEE DISTRIBUTION  (2/8/99)

Total Cash Flow                                                    8,836,149.61
Unrecovered Advances on Defaulted Receivables                          2,451.85
Servicing Fee (Due and Unpaid)                                            --
Interest to Class A-1 Certificateholders                             187,135.93
Interest to Class A-2 Certificateholders                             282,421.88
Interest to Class A-3 Certificateholders                             363,208.33
Interest to Class A-4 Certificateholders                             176,478.75
Interest to Class A-5 Certificateholders                             220,960.02
Principal to Class A-1 Certificateholders                          6,242,489.19
Principal to Class A-2 Certificateholders                                 --
Principal to Class A-3 Certificateholders                                 --
Principal to Class A-4 Certificateholders                                 --
Principal to Class A-5 Certificateholders                                 --
Insurance Premium                                                     28,128.06
Interest Advance Recoveries from Payments                             29,354.34
Unreimbursed draws on Class A's Policy for Class A Principal
     or Interest                                                          --
Deposit to Payahead                                                    3,313.58
Certificate Account Interest to Servicer                              23,699.64
Payahead Account Interest to Servicer                                     73.41
                                                                 --------------
Excess                                                             1,276,434.63
                                                                 ==============

Net Cash                                                                  --

Servicing Fee Retained from Interest Collections                     214,592.11

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                          --
Beginning Balance                                                  1,964,959.47
Trustee Distribution of Excess                                     1,276,434.63
Interest Earned                                                        6,599.59
Spread Account Draws                                                      --
Reimbursement for Prior Spread Account Draws                              --
Distribution of Funds to Servicer                                         --
                                                                 --------------
Ending Balance                                                     3,247,993.69
                                                                 ==============

Required Balance                                                   4,138,703.91

FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                  12,416,111.74
Beginning Balance                                                  9,623,014.43
Reduction Due to Spread Account                                   (1,283,034.22)
Reduction Due to Principal Reduction                                (280,912.01)
                                                                 --------------
Ending Balance                                                     8,059,068.20
                                                                 ==============

First Loss Protection Required Amount                              8,059,068.20
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                             13,879.51

POLICY  RECONCILIATION

Original Balance                                                 275,913,594.18
Beginning Balance                                                257,034,254.76
Draws                                                                     --
Reimbursement of Prior Draws                                              --
                                                                 --------------
Ending Balance                                                   257,034,254.76
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              249,464,845.29
                                                                 ==============
Required Balance                                                 249,464,845.29

PAYAHEAD RECONCILIATION

Beginning Balance                                                     20,372.14
Deposit                                                                3,313.58
Payahead Interest                                                         73.41
Withdrawal                                                             6,696.58
Ending Balance                                                        17,062.55

CURRENT DELINQUENCY


                                         GROSS
 # PAYMENTS DELINQUENT     NUMBER       BALANCE       PRINCIPAL      INTEREST
 ---------------------     ------       -------       ---------      --------
1 Payment                    277       3,247,062.97     47,717.41    38,350.50
2 Payments                    99       1,308,545.99     33,992.03    31,200.23
3 Payments                    32         402,870.02     14,824.50    14,182.56
                             ---       ------------     ---------    ---------
Total                        408       4,958,478.98     96,533.94    83,733.29
                             ===       ============     =========    =========

Percent Delinquent         2.199%             1.973%


DELINQUENCY RATE (60+)

                                                              RECEIVABLE
                                            END OF PERIOD     DELINQUENCY
   PERIOD                 BALANCE           POOL BALANCE         RATE
   ------                 -------           ------------         ----
Current                1,711,416.01         251,268,041.96       0.68%
1st Previous             734,978.30         257,510,531.15       0.29%
2nd Previous              27,704.77         265,560,842.66       0.01%


NET LOSS RATE

                                                                                      DEFAULTED
                                               LIQUIDATION         AVERAGE             NET LOSS
    PERIOD                         BALANCE      PROCEEDS         POOL BALANCE        (ANNUALIZED)
    ------                         -------      --------         ------------        ------------
Current                            89,012.01    5,053.68         254,389,286.56           0.40%
1st Previous                       36,204.19      356.98         261,535,686.91           0.16%
2nd Previous                       26,609.22      380.92         270,737,218.42           0.12%


Gross Cumulative Charge Offs      151,825.42                    Net Cumulative Loss Percentage


Gross Liquidation Proceeds          5,791.58                                              0.05%
Number of Repossessions                    4
Number of Inventoried Autos EOM            5





EXCESS YIELD TRIGGER

                                                               EXCESS YIELD
                          EXCESS              END OF PERIOD     PERCENTAGE
   PERIOD                 YIELD               POOL BALANCE     (ANNUALIZED)
   ------                 -----               ------------     ------------
Current                 1,311,627.81         251,268,041.96       6.26%
1st Previous            1,387,820.04         257,510,531.15       6.47%
2nd Previous              611,309.44         265,560,842.66       2.76%



                                                CURRENT
                                                 LEVEL     TRIGGER     STATUS
                                                 -----     -------     ------
Six Month Average Excess Yield                    N/A       1.50%        N/A

Trigger Hit in Current or any Previous Month                             NO



DATE:   2/8/99                   /s/ Ashley Vukovits
                                 ------------------------------
                                 ASHLEY VUKOVITS
                                 FINANCE OFFICER